Exhibit 32.2


            CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER PURSUANT TO
                            18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


       In connection with the Quarterly Report on Form 10-Q of Morgan Group Holdings Co. (the "Company") for the three months ended March 31, 2010, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), Robert E. Dolan, as Principal Accounting Officer of the Company, hereby certifies, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that, to the best of his knowledge:

       (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

       (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



                                              /s/ Robert E. Dolan
                                              -------------------
                                              Name: Robert E. Dolan
                                              Title: Principal Financial Officer
Date: May 13, 2010